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                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

               FRANKLIN TEMPLETON INTERNATIONAL TRUST - ADVISOR CLASS
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The section "Management Team," found under "Who Manages the Fund?," is revised to add Juan J. Benito to the Smaller Companies Fund management team, effective July 1997, and to add the following:

 Juan J. Benito
 Portfolio Manager of Investment Counsel

 Mr. Benito is currently a portfolio manager and research analyst with Investment Counsel. He holds an MBA from the Harvard Business School and a BS/MS in engineering from the Polytechnical University of Valencia, Spain. Before joining the Templeton organization in 1996, Mr. Benito was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm in Cambridge, Massachusetts (1994-1996). His previous experience includes being an internal planning consultant with Duke Power (1993-1994), a business development consultant with IBM Consulting Group
 (1992), and a regional manager with Iberdrola, a large power utility company in Spain (1987-1991). Mr. Benito's research responsibilities include coverage of European small cap companies.

II. The first paragraph under "How Is the Trust Organized?" is replaced with the following paragraph:

 Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC. As of January 2, 1997, each Fund began offering new classes of shares designated Templeton Foreign Smaller Companies Fund - Advisor Class, Templeton Pacific Growth Fund - Class II and Templeton Pacific Fund - Advisor Class. As of July 1, 1998, the Smaller Companies Fund began offering a new class of shares designated Templeton Foreign Smaller Companies Fund - Class II. All shares outstanding before the offering of Class II and Advisor Class shares have been designated Class I shares. Additional series and classes of shares may be offered in the future.

III. The second category under "How Do I Buy Shares? - Minimum Investments," discussing minimum investments for qualified registered investment advisors, is replaced with the following:

 2.Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

IV. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

V. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

VI. The following definition is revised in the section "Useful Terms and Definitions":

 Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

                 Please keep this supplement for future reference.